UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2017

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California		91203-2306
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

DineEquity, Inc., a Delaware corporation, held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2017. The following matters set forth in our Proxy Statement dated April 3, 2017, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Two Class II Directors.

The nominees listed below were elected to serve as Class II directors for a three-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Larry A. Kay	13,627,578	932,739	13,295	2,217,835

Douglas M. Pasquale	14,186,551	371,262	15,799	2,217,835

The following directors continued in office after the Annual Meeting: Howard M. Berk, Daniel J. Brestle, Richard J. Dahl, Stephen P. Joyce, Caroline W. Nahas, Gilbert T. Ray, Patrick W. Rose and Lilian C. Tomovich.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2017 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as the independent auditor of the Corporation for the 2017 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
16,699,126	74,203	18,118	0

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,211,398	3,335,975	26,239	2,217,835

Proposal Four: Approval, on an Advisory Basis, of the Frequency of the Advisory Vote on the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, a frequency of ONE YEAR for the advisory vote on the compensation of the Corporation’s named executive officers. The voting results are set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,960,796	22,872	2,573,435	16,509	2,217,835

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2017	DINEEQUITY, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel
Senior Vice President, Legal, General Counsel and Secretary